UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10481

Cohen & Steers Quality Income Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2008

Item 1. Reports to Stockholders.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

August 8, 2008

To Our Shareholders:

We are pleased to submit to you our report for the six months ended June 30, 2008. The net asset value at that date was $13.91 per common share. The fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its net asset value; at period end, the fund's closing price on the NYSE was $15.30. The total returns, including income, for the fund and the comparative benchmarks were:

Six Months Ended June 30, 2008
Cohen & Steers Quality Income Realty Fund at Market Value[a]	11.49%
Cohen & Steers Quality Income Realty Fund at Net Asset Value[a]	–6.02%
FTSE NAREIT Equity REIT Index[b]	–3.59%
S&P 500 Index[b]	–11.91%
Blended benchmark—80% FTSE NAREIT Equity REIT Index, 20% Merrill Lynch REIT Preferred Index[b]	–1.22%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from the issuance of preferred shares.

Three monthly distributions of $0.15 per common share were declared and will be paid to common shareholders on July 31, 2008, August 29, 2008 and September 30, 2008.c The fund makes regular monthly cash distributions to common shareholders at a level rate (the "Policy"). As a result of this Policy, the fund may pay distributions in excess of the fund's investment company taxable income and net realized capital gains. This excess would be a "return of capital" distributed from the fund's assets. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

a  As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Merrill Lynch REIT Preferred Index is an unmanaged index of real estate preferred securities.

c  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of the calendar year.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Investment Review

The six-month period was a negative one for U.S. real estate securities, although they outperformed the broader U.S. stock market by a wide margin. Having underperformed in 2007, REITs entered the period with considerable pessimism priced into their shares. They performed well in both absolute and relative terms through May, as fundamentals remained supportive—demand softened only modestly amid limited new supply. Reported earnings were mostly in line with expectations. Real estate securities also received a boost in a March-April "relief rally," after the Federal Reserve helped arrange the purchase of Bear Stearns by JPMorgan Chase while taking other steps to avert possible failures in the financial system.

However, sentiment toward REITs, and stocks in general, rapidly deteriorated late in the period. Surging oil prices contributed to fears of global stagflation—an unwelcome mix of inflation and slowing economic growth. This reduced the probability that the Federal Reserve would continue to lower interest rates. The Fed in fact kept rates unchanged at 2% at its June meeting, after steadily lowering them from 5.25% beginning in September 2007. In addition, there were heightened concerns over the financial sector, with a new focus on local and regional banks.

Self storage and apartment companies outperformed

Performance during the semiannual period varied widely by property sector. Self storage was the top-performing sector with a total return of 12.2%, aided by favorable earnings and generally strong balance sheets. The apartment sector (+4.4%) outperformed, with share prices validated by recent property sales, which in most sectors have been scarce. The regional mall (–2.7%) and health care (–2.6%) sectors declined but outperformed the benchmark, aided by their relatively stable earnings.

The hotel sector (–20.8%) was the poorest performer, due to concerns over the economy in general and the rising cost and reduced availability of air travel in particular. The industrial sector (–11.8%) had a sizable decline, reflecting investors' concerns over a slowing global economy and business models driven by transactional income, in contrast to recurring income from long-term leases. The office sector (–4.2%) underperformed amid concerns that employment levels could decline, particularly in areas with high concentrations of financial services tenants.

REIT preferreds had positive returns

REIT preferred securities had a total return of 7.6% in the period, as measured by the Merrill Lynch REIT Preferred Index. These securities rebounded significantly in early 2008, after poor performance in the fourth quarter of 2007 amid the credit crisis and tax-loss selling. The Federal Reserve's aggressive actions to shore up liquidity sparked investor confidence and credit spreads tightened meaningfully. As in the equity markets, however, intensifying inflation concerns weighed on REIT preferreds late in the period.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Leverage and AMPS complicated a difficult period

The fund employs leverage as part of a yield-enhancement strategy, as is the case with many closed-end funds. While leverage can increase total return in strong markets, it can have the opposite effect in declining markets. In the six-month period ended June 30, the fund's leverage detracted from performance.

The fund issued auction market preferred securities (AMPS)—perpetual securities with dividend rates that are reset at weekly or monthly auctions. When there is an insufficient number of bids at an auction, the dividends are reset at the maximum rates allowed under the governing documents (See Note 5 in Notes to the Financial Statements). In February, the auctions stalled when the financial institutions that had often absorbed excess supply suspended their bids for AMPS. This triggered unsuccessful auctions that have resulted in an illiquid market for AMPS, including those issued by the fund.

Because leverage enhances current income—even at current AMPS borrowing costs—and because markets tend to trend upward over time, we believe that leverage will still help fulfill the fund's long-term objectives. To that end, the fund's board of directors is evaluating ways to recapitalize the fund to add other forms of financing, at an attractive cost of capital. Cohen & Steers will keep all shareholders informed of our progress. For more information and periodic updates, please visit cohenandsteers.com.

Preferreds boosted the fund's returns

On a pre-leveraged basis, the fund's common shares closely tracked the FTSE NAREIT Equity REIT index. Our stock selection and underweight in the shopping center sector aided relative return. Performance was also aided by our underweight in the industrial sector—based on valuations and our concerns over earnings stability—and our overweight in the apartment sector. Stock selection in the regional mall, office and diversified sectors detracted from performance, as did our underweight in self storage.

REIT preferreds had a positive return in the period, which boosted the fund's performance. At the same time, our REIT preferred allocation underperformed the broad REIT preferred market, which contributed to the fund's underperformance of its blended benchmark.

The fund's market price return was +11.5% for the period, despite its decline in net asset value (NAV), reflecting a trend of narrowing discounts to underlying asset values among closed-end funds that invest in real estate securities. Discounts had widened considerably in 2007.

Investment Outlook

We expect REITs to generate earnings growth in the 4% to 6% range this year and in 2009, with demand and supply for commercial real estate remaining largely in balance. With REITs trading at greater-than-average discounts to NAV, we view them as attractive, given their moderate growth, relatively stable earnings and compelling

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

yields. As of June 30, REITs had an average dividend yield of 5.3%, compared with a dividend yield of 2.4% for the S&P 500 Index and a yield of 4.0% for the 10-year Treasury.

High oil and gasoline prices, the specter of rising inflation and a credit crunch that has yet to run its course suggest that challenging macroeconomic conditions could persist over the next 12 to 18 months. Our focus remains on financially stronger companies whose business models, in our view, can be sustained despite what we expect to be a prolonged consumer recession and moderate corporate slowdown.

Companies we favor in this context include well-managed retail REITs, which typically have inflation pass-through provisions in their leases, and self storage companies, whose short-term leases allow for frequent rent increases.

REIT preferreds, while vulnerable to market swings, are likely to remain somewhat defensive, in our view. While REIT fundamentals are likely to soften with the overall economy, credit statistics remain solid and yields—generally 8.5% or more—are attractive relative to the modest credit risks we perceive.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

  THOMAS N. BOHJALIAN

  Portfolio Manager

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Our Leverage Strategy
(Unaudited)

While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of June 30, 2008, AMPS represented 44% of the fund's managed assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a significant portion of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 62% of our borrowings at an average interest rate of 4.2% for an average remaining period of 2.5 years (when we first entered into the swaps, the average term was 5.7 years). By locking in a significant portion or our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

Leverage Factsa

Leverage (as a % of managed assets)	44%
% Fixed Rate	62%
% Variable Rate	38%
Weighted Average Rate on Swaps	4.2%
Weighted Average Term on Swaps	2.5 years
Current Rate on AMPS[b]	3.4%

a  Data as of June 30, 2008. Information subject to change.

b  The Articles Supplementary (the "Articles") creating each series of Auction Market Preferred Shares ("AMPS") provide for dividends to be paid at either the rate set in the current auction, or at the maximum rate as defined in the Articles if sufficient clearing bids for the AMPS are not received in the current auction. Beginning on February 13, sufficient clearing bids were not received for a number of auctions for certain AMPS series of the fund, and therefore, the maximum rates were declared on the respective AMPS series. For further information, please see Note 5 in Notes to Financial Statements or visit our Web site at cohenandsteers.com.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

JUNE 30, 2008

Top Ten Holdingsa
(Unaudited)

Security	Market Value	% of Managed Assets
Ventas	$65,319,451	6.7%
Vornado Realty Trust	53,058,984	5.4
Macerich Co.	47,501,927	4.9
Health Care REIT	38,466,912	3.9
HCP	33,136,477	3.4
Mack-Cali Realty Corp.	33,107,313	3.4
Nationwide Health Properties	30,831,859	3.2
General Growth Properties	30,269,773	3.1
Liberty Property Trust	28,360,488	2.9
AvalonBay Communities	25,018,296	2.6

a  Top ten holdings are determined on the basis of the market value of individual securities held. The fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2008 (Unaudited)

		Number of Shares	Value
COMMON STOCK	136.8%
DIVERSIFIED	16.8%
Boston Properties[a]		219,539	$19,806,809
Colonial Properties Trust		216,775	4,339,836
Land Securities Group PLC (United Kingdom)		107,200	2,630,643
Unibail-Rodamco (France)		49,900	11,542,786
Vornado Realty Trust		602,943	53,058,984
			91,379,058
HEALTH CARE	36.3%
HCP		1,041,700	33,136,477
Health Care REIT		864,425	38,466,912
Nationwide Health Properties		979,100	30,831,859
Omega Healthcare Investors		710,600	11,831,490
Senior Housing Properties Trust		932,489	18,211,510
Ventas		1,534,401	65,319,451
			197,797,699
HOTEL	4.6%
DiamondRock Hospitality Co.		696,900	7,589,241
Hospitality Properties Trust		457,900	11,200,234
Strategic Hotels & Resorts		657,800	6,163,586
			24,953,061
INDUSTRIAL	3.2%
EastGroup Properties		126,100	5,409,690
First Industrial Realty Trust		154,800	4,252,356
ING Industrial Fund (Australia)		1,925,040	2,897,339
Segro PLC (United Kingdom)		632,626	4,958,476
			17,517,861
MORTGAGE	0.4%
Gramercy Capital Corp.		207,053	2,399,744

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
OFFICE	17.7%
BioMed Realty Trust		398,310	$9,770,544
Brandywine Realty Trust		1,098,622	17,314,283
Derwent London PLC (United Kingdom)		151,431	3,040,408
Highwoods Properties		415,300	13,048,726
ING Office Fund (Australia)		1,563,123	1,723,260
Mack-Cali Realty Corp.		968,900	33,107,313
Maguire Properties		380,262	4,627,788
Parkway Properties		148,200	4,998,786
SL Green Realty Corp.		100,022	8,273,820
			95,904,928
OFFICE/INDUSTRIAL	5.2%
Liberty Property Trust		855,520	28,360,488
RESIDENTIAL—APARTMENT	23.7%
American Campus Communities		443,559	12,348,682
Apartment Investment & Management Co.		443,080	15,091,305
AvalonBay Communities		280,600	25,018,296
Camden Property Trust		366,600	16,225,716
Education Realty Trust		534,800	6,230,420
Home Properties		517,845	24,887,631
Mid-America Apartment Communities		222,500	11,356,400
UDR		809,100	18,107,658
			129,266,108
SELF STORAGE	3.8%
Extra Space Storage		645,500	9,914,880
Sovran Self Storage		261,800	10,880,408
			20,795,288
SHOPPING CENTER	23.0%
COMMUNITY CENTER	7.3%
Cedar Shopping Centers		448,500	5,256,420
Developers Diversified Realty Corp.		587,200	20,381,712
Inland Real Estate Corp.		324,100	4,673,522
Urstadt Biddle Properties—Class A		642,900	9,424,914
			39,736,568

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
REGIONAL MALL	15.7%
General Growth Properties		864,110	$30,269,773
Glimcher Realty Trust		690,300	7,717,554
Macerich Co.		764,557	47,501,927
			85,489,254
TOTAL SHOPPING CENTER			125,225,822
SPECIALTY	2.1%
Entertainment Properties Trust		228,600	11,301,984
TOTAL COMMON STOCK (Identified cost—$594,431,184)			744,902,041
PREFERRED SECURITIES—$25 PAR VALUE	32.8%
BANK	1.3%
Deutsche Bank Contingent Capital Trust V, 8.05%		100,000	2,394,000
PNC Capital Trust E, 7.75%		95,000	2,134,650
Wells Fargo Capital XII, 7.875%		88,200	2,204,118
			6,732,768
BANK—FOREIGN	0.5%
Barclays Bank PLC, 8.125%		115,000	2,827,850
FINANCE—INVESTMENT BANKERS/BROKERS	0.4%
Lehman Brothers Holdings, 7.95%, Series J		115,000	2,340,250
REAL ESTATE	30.6%
DIVERSIFIED	3.3%
Duke Realty Corp., 6.95%, Series M		100,000	2,002,000
Duke Realty Corp., 7.25%, Series N		80,000	1,690,400
Duke Realty Corp., 8.375%, Series O		48,300	1,152,921
Entertainment Properties Trust, 7.75%, Series B		128,000	2,686,720
iStar Financial, 7.80%, Series F		167,081	2,766,862
iStar Financial, 7.65%, Series G		90,400	1,455,440
iStar Financial, 7.50%, Series I		30,000	481,500
Lexington Realty Trust, 7.55%, Series D		226,700	4,114,605
Vornado Realty Trust, 6.625%, Series I		70,600	1,370,346
			17,720,794

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
HEALTH CARE	1.8%
HCP, 7.10%, Series F		202,700	$4,084,405
Health Care REIT, 7.625%, Series F		209,600	4,904,640
Omega Healthcare Investors, 8.375%, Series D		40,000	960,000
			9,949,045
HOTEL	4.3%
Ashford Hospitality Trust, 8.45%, Series D		445,400	7,892,488
Hospitality Properties Trust, 7.00%, Series C		300,000	5,070,000
LaSalle Hotel Properties, 7.25%, Series G		170,000	3,134,800
Strategic Hotels & Resorts, 8.25%, Series B		36,800	662,400
Strategic Hotels & Resorts, 8.25%, Series C		245,000	4,704,000
Sunstone Hotel Investors, 8.00%, Series A		119,550	2,211,675
			23,675,363
MORTGAGE	2.1%
Anthracite Capital, 8.25%, Series D		99,000	1,405,800
Gramercy Capital Corp., 8.125%, Series A		288,000	5,037,120
Newcastle Investment Corp., 9.75%, Series B		50,000	737,500
Newcastle Investment Corp., 8.375%, Series D		110,150	1,349,338
NorthStar Realty Finance Corp., 8.25%, Series B		205,900	2,717,880
			11,247,638
NET LEASE COMPANY	0.7%
Realty Income Corp., 6.75%, Series E		177,000	3,876,300
OFFICE	3.1%
BioMed Realty Trust, 7.375%, Series A		266,500	5,330,000
Brandywine Realty Trust, 7.375%, Series D		38,300	782,086
Corporate Office Properties Trust, 7.625%, Series Jb		197,600	4,287,920
Cousins Properties, 7.50%, Series B		158,400	3,449,952
HRPT Properties Trust, 8.75%, Series B		67,691	1,633,384
Kilroy Realty Corp., 7.50%, Series F		55,500	1,222,387
			16,705,729

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
OFFICE/INDUSTRIAL	0.7%
PS Business Parks, 7.20%, Series M		100,000	$2,127,000
PS Business Parks, 6.70%, Series P		100,401	1,942,759
			4,069,759
RESIDENTIAL	3.1%
APARTMENT	3.0%
Apartment Investment & Management Co., 7.75%, Series U		337,700	7,851,525
Apartment Investment & Management Co., 8.00%, Series V		50,000	1,140,000
Associated Estates Realty Corp., 8.70%, Series B		55,800	1,294,560
Mid-America Apartment Communities, 8.30%, Series H		164,600	3,932,294
UDR, 6.75%, Series G		92,600	2,021,458
			16,239,837
MANUFACTURED HOME	0.1%
American Land Lease, 7.75%, Series A		22,000	446,050
TOTAL RESIDENTIAL			16,685,887
SELF STORAGE	8.0%
Public Storage, 6.95%, Series H		246,000	5,109,420
Public Storage, 7.25%, Series I		325,429	7,289,610
Public Storage, 7.25%, Series K		464,592	10,248,899
Public Storage, 6.75%, Series L		470,600	9,482,590
Public Storage, 6.625%, Series M		246,500	4,897,955
Public Storage, 7.00%, Series N		310,000	6,510,000
			43,538,474
SHOPPING CENTER	3.0%
COMMUNITY CENTER	1.7%
Cedar Shopping Centers, 8.875%, Series A		16,800	409,920
Kimco Realty Corp., 7.75%, Series G		130,000	3,090,100
National Retail Properties, 7.375%, Series C		85,600	1,896,040
Urstadt Biddle Properties, 8.50%, Series C ($100 par value)[c]		24,000	2,415,600
Weingarten Realty Investors, 6.50%, Series F		80,000	1,596,000
			9,407,660

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Number of Shares	Value
REGIONAL MALL	1.3%
CBL & Associates Properties, 7.375%, Series D		297,000	$6,067,710
Simon Property Group, 8.375%, Series J ($50 par value)[c]		14,000	829,640
			6,897,350
TOTAL SHOPPING CENTER			16,305,010
SPECIALTY DIGITAL REALTY	0.5%
Digital Realty Trust, 8.50%, Series A		122,000	2,815,760
TOTAL REAL ESTATE			166,589,759
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$218,779,141)			178,490,627
PREFERRED SECURITIES—CAPITAL SECURITIES	5.5%
BANK	3.4%
Bank of America Corp., 8.125%, due 12/29/49		4,000,000	3,786,040
Bank of America Corp., 8.00%, due 12/29/49		1,100,000	1,032,229
Citigroup, 8.40%, due 4/30/49		5,000,000	4,759,300
JPMorgan Chase, 7.90%, due 4/29/49		5,000,000	4,702,150
PNC Preferred Funding Trust I, 144Ad		4,000,000	3,987,828
			18,267,547
INSURANCE	0.3%
Liberty Mutual Group, 7.80%, due 3/15/37, 144Ad		2,000,000	1,600,630
OFFICE	1.8%
Highwoods Properties, 8.625%, Series Ac		11,995	9,895,875
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$32,584,848)			29,764,052

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

		Principal Amount	Value
CORPORATE BOND	0.4%
LIFE/HEALTH INSURANCE
Liberty Mutual Group Inc, 10.75%, due 6/15/58, 144Ad (Identified cost—$1,963,882)		$2,000,000	$1,919,122
COMMERCIAL PAPER	2.3%
Prudential Funding LLC, 1.05%, due 7/1/08 (Identified cost—$12,542,000)		12,542,000	12,542,000
TOTAL INVESTMENTS (Identified cost—$860,301,055)	177.8%		967,617,842
OTHER ASSETS IN EXCESS OF LIABILITIES	2.0%		10,719,759
LIQUIDATION VALUE OF PREFERRED SHARES	(79.8)%		(434,000,000)
NET ASSETS (Equivalent to $13.91 per share based on 39,127,487 shares of common stock outstanding)	100.0%		$544,337,601

Glossary of Portfolio Abbreviation

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the fund.

a  125,000 shares segregated as collateral for the interest rate swap transactions.

b  197,600 shares segregated as collateral for the interest rate swap transactions.

c  Illiquid security. Aggregate holdings equal 2.4% of net assets applicable to common shares.

d  Resale is restricted to qualified institutional investors. Aggregate holdings equal 1.4% of net assets applicable to common shares.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2008 (Unaudited)

Interest rate swaps outstanding at June 30, 2008 are as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate[a] (reset monthly) Receivable	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America	$14,000,000	3.213%	2.459%	October 2, 2008	$(24,036)
Merrill Lynch Derivative Products AG	$46,000,000	5.580%	2.451%	April 5, 2009	(953,918)
Merrill Lynch Derivative Products AG	$35,000,000	3.430%	2.481%	November 22, 2012	911,204
Royal Bank of Canada	$14,000,000	3.680%	2.481%	October 22, 2008	(39,709)
Royal Bank of Canada	$44,000,000	4.258%	2.448%	March 9, 2010	(685,035)
Royal Bank of Canada	$26,000,000	4.137%	2.482%	May 26, 2010	(341,583)
UBS AG	$24,000,000	5.495%	2.471%	April 15, 2009	(472,581)
UBS AG	$35,000,000	3.639%	2.482%	April 17, 2013	733,260
UBS AG	$30,000,000	3.615%	2.483%	February 28, 2014	941,513
					$69,115

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2008.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2008 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$860,301,055)	$967,617,842
Receivable for investment securities sold	7,213,644
Dividends and interest receivable	4,812,658
Unrealized appreciation on interest rate swap transactions	2,585,977
Other assets	69,916
Total Assets	982,300,037
LIABILITIES:
Unrealized depreciation on interest rate swap transactions	2,516,862
Payable for dividends declared on preferred shares	788,087
Payable for investment management fees	556,771
Payable for administration fees	17,131
Payable for directors' fees	4,527
Other liabilities	79,058
Total Liabilities	3,962,436
LIQUIDATION VALUE OF PREFERRED SHARES	434,000,000
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$544,337,601
NET ASSETS consist of:
Paid-in-capital	$456,957,922
Dividends in excess of net investment income	(32,417,786)
Accumulated undistributed net realized gain	12,407,254
Net unrealized appreciation	107,390,211
$544,337,601
NET ASSET VALUE PER COMMON SHARE:
($544,337,601 ÷ 39,127,487 shares outstanding)	$13.91
MARKET PRICE PER COMMON SHARE	$15.30
MARKET PRICE PREMIUM TO NET ASSET VALUE PER COMMON SHARE	9.99%

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2008 (Unaudited)

Investment Income:
Dividend income (net of $136,894 of foreign withholding tax)	$18,130,452
Interest income	683,759
Total Income	18,814,211
Expenses:
Investment management fees	4,424,804
Preferred remarketing fee	541,086
Administration fees	171,823
Professional fees	98,384
Custodian fees and expenses	62,704
Shareholder reporting expenses	36,598
Directors' fees and expenses	26,888
Registration and filing fees	25,299
Transfer agent fees and expenses	9,764
Miscellaneous	46,615
Total Expenses	5,443,965
Reduction of Expenses (See Note 2)	(1,041,130)
Net Expenses	4,402,835
Net Investment Income	14,411,376
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	14,014,710
Foreign currency transactions	32,326
Interest rate swap transactions	(1,207,264)
Net realized gain	12,839,772
Net change in unrealized appreciation (depreciation) on:
Investments	(54,243,521)
Foreign currency translations	1,419
Interest rate swap transactions	1,976,426
Net change in unrealized appreciation (depreciation)	(52,265,676)
Net realized and unrealized loss	(39,425,904)
Net Decrease in Net Assets Resulting from Operations	(25,014,528)
Less Dividends and Distributions to Preferred Shareholders	(8,528,517)
Net Decrease in Net Assets from Operations Applicable to Common Shares	$(33,543,045)

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2008	For the Year Ended December 31, 2007
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$14,411,376	$36,598,401
Net realized gain	12,839,772	78,368,318
Net change in unrealized appreciation (depreciation)	(52,265,676)	(354,636,716)
Net decrease in net assets resulting from operations	(25,014,528)	(239,669,997)
Less Dividends and Distributions to Preferred Shareholders from:
Net investment income	(8,528,517)	(8,415,201)
Net realized gain on investments	—	(14,901,214)
Total dividends and distributions to preferred shareholders	(8,528,517)	(23,316,415)
Net decrease in net assets from operations applicable to common shares	(33,543,045)	(262,986,412)
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(35,088,099)	(34,356,912)
Net realized gain on investments	—	(59,604,855)
Tax return of capital	—	(29,844,249)
Total dividends and distributions to common shareholders	(35,088,099)	(123,806,016)
Capital Stock Transactions:
Increase in net assets from fund share transactions	3,845,255	621,081
Total decrease in net assets applicable to common shares	(64,785,889)	(386,171,347)
Net Assets Applicable to Common Shares:
Beginning of period	609,123,490	995,294,837
End of period[a]	$544,337,601	$609,123,490

a  Includes dividends in excess of net investment income of $32,417,786 and $3,212,546, respectively.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	Year Ended December 31,
Per Share Operating Performance:	June 30, 2008	2007	2006	2005	2004	2003
Net asset value per common share, beginning of period	$15.66	$25.61	$21.38	$22.50	$18.43	$13.25
Income from investment operations:
Net investment income	0.37	1.06	1.10	0.82	0.79	1.04 [a]
Net realized and unrealized gain (loss) on investments	(1.00)	(7.22)	7.48	1.13	4.90	5.69
Total income (loss) from investment operations	(0.63)	(6.16)	8.58	1.95	5.69	6.73
Less dividends and distributions to preferred shareholders from:
Net investment income	(0.22)	(0.22)	(0.17)	(0.12)	(0.09)	(0.07)
Net realized gain on investments	—	(0.38)	(0.37)	(0.25)	(0.05)	(0.03)
Total dividends and distributions to preferred shareholders	(0.22)	(0.60)	(0.54)	(0.37)	(0.14)	(0.10)
Total from investment operations applicable to common shares	(0.85)	(6.76)	8.04	1.58	5.55	6.63
Less: Preferred share offering cost adjustment	—	—	—	0.00 [b]	0.00 [b]	—
Offering costs charged to paid-in capital—preferred shares	—	—	—	—	(0.03)	(0.02)
Total offering costs	—	—	—	0.00	(0.03)	(0.02)
Anti-dilutive effect from the issuance of reinvested common shares	0.00 [b]	0.00 [b]	—	—	—	—
Less dividends and distributions to common shareholders from:
Net investment income	(0.90)	(0.89)	(0.95)	(0.72)	(0.72)	(0.76)
Net realized gain on investments	—	(1.53)	(2.30)	(1.39)	(0.38)	(0.41)
Tax return of capital	—	(0.77)	(0.56)	(0.59)	(0.35)	(0.26)
Total dividends and distributions to common shareholders	(0.90)	(3.19)	(3.81)	(2.70)	(1.45)	(1.43)
Net increase (decrease) in net asset value per common share	(1.75)	(9.95)	4.23	(1.12)	4.07	5.18
Net asset value, per common share, end of period	$13.91	$15.66	$25.61	$21.38	$22.50	$18.43
Market value, per common share, end of period	$15.30	$14.52	$24.74	$19.24	$20.62	$17.85
Net asset value total return[c]	–6.02%[d]	–27.49%	39.55%	8.27%	32.15%	52.61%
Market value return[c]	11.49%[d]	–30.40%	49.81%	6.32%	25.05%	50.07%

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	Year Ended December 31,
Ratios/Supplemental Data:	June 30, 2008	2007	2006	2005	2004	2003
Net assets applicable to common shares, end of period (in millions)	$544.3	$609.1	$995.3	$830.9	$874.2	$716.1
Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[e]	1.79%[f]	1.52%	1.47%	1.54%	1.51%	1.57%
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[e]	1.44%[f]	1.14%	1.00%	1.06%	1.04%	1.09%
Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[e]	4.39%[f]	3.73%	4.06%	3.71%	4.74%	6.39%
Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[e]	4.73%[f]	4.12%	4.53%	4.19%	5.20%	6.88%
Ratio of expenses to average daily managed assets (before expense reduction)[e,g]	1.05%[f]	1.02%	1.01%	1.02%	1.03%	1.04%
Ratio of expenses to average daily managed assets (net of expense reduction)[e,g]	0.85%[f]	0.76%	0.69%	0.70%	0.71%	0.72%
Portfolio turnover rate	9%[d]	26%	18%	11%	3%	21%
Preferred Shares:
Liquidation value, end of period (in 000's)	$434,000	$434,000	$434,000	$434,000	$434,000	$340,000
Total shares outstanding (in 000's)	17	17	17	17	17	14
Asset coverage ratio for auction market preferred shares	225%	240%	329%	291%	301%	311%
Asset coverage per share for auction market preferred shares	$56,356	$60,088	$82,333	$72,863	$75,359	$77,653
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value per share[h]	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the fund's dividend reinvestment plan.

d  Not annualized.

e  Ratios do not reflect dividend payments to preferred shareholders.

f  Annualized.

g  Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares.

h  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Quality Income Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on August 22, 2001 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company. The fund's investment objective is high current income.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable, or securities for which the investment manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

The fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008 in valuing the fund's investments carried at value:

		Fair Value Measurements at June 30, 2008 Using
	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$967,617,842	$920,147,428	$37,574,539	$9,895,875
Other Financial Instruments*	69,115	—	69,115	—
Total	$967,686,957	$920,147,428	$37,643,654	$9,895,875

*  Other financial instruments include interest rate swap contracts.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of December 31, 2007	$10,555,600
Change in unrealized appreciation	(659,725)
Balance as of June 30, 2008	$9,895,875

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the fund is informed after the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Foreign Currency Translations: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of preferred shares. The interest rate swaps are intended to reduce the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate structure of the preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2008, the investment manager considers it likely that a portion of the dividends will be reclassified to return of capital and distributions of net realized capital gains upon the final determination of the fund's taxable income for the year.

Series M7, Series T, Series TH and Series F preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. The dividends are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

Series M28 and Series W preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. The dividends are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. The fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. An assessment of the fund's tax positions has been made and it has been determined that there is no impact to the fund's financial statements. Each of the fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the supervision of the Board of Directors.

For the services under the management agreement, the fund pays the investment manager a management fee, accrued daily and paid monthly, at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares.

The investment manager has contractually agreed to waive its investment management fee in the amount of 0.20% of average daily managed asset value in 2008, 0.14% of average daily managed asset value in 2009, 0.08% of average daily managed asset value in 2010 and 0.02% of average daily managed asset value in 2011.

Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the fund's average daily managed asset value. For the six months ended June 30, 2008, the fund incurred $104,113 in administration fees. Additionally, the fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $3,949 from the fund for the six months ended June 30, 2008.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2008 totaled $88,304,078 and $95,763,503, respectively.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Income Tax Information

As of June 30, 2008, the federal tax cost and net unrealized appreciation on securities were as follows:

Gross unrealized appreciation	$206,156,834
Gross unrealized depreciation	(98,840,047)
Net unrealized appreciation	$107,316,787
Cost for federal income tax purposes	$860,301,055

Note 5. Capital Stock

The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2008 and the year ended December 31, 2007, the fund issued 242,350 and 29,063 shares of common stock, respectively, for the reinvestment of dividends.

The fund's articles of incorporation authorize the issuance of fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class, except in certain circumstances regarding the election of directors. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following table reflects the preferred shares issued and outstanding as of June 30, 2008 along with the range of dividend rates paid during the six months ended June 30, 2008:

	Value	Range
Auction market preferred shares, Series M7, ($25,000 liquidation value, $0.001 par value, 3,760 shares issued and outstanding)	$94,000,000	2.91	%-5.00%
Auction market preferred shares, Series T, ($25,000 liquidation value, $0.001 par value, 2,800 shares issued and outstanding)	$70,000,000	2.93	%-5.10%
Auction market preferred shares, Series W, ($25,000 liquidation value, $0.001 par value, 2,800 shares issued and outstanding)	$70,000,000	3.22	%-5.20%
Auction market preferred shares, Series TH, ($25,000 liquidation value, $0.001 par value, 2,800 shares issued and outstanding)	$70,000,000	2.96	%-5.15%
Auction market preferred shares, Series F, ($25,000 liquidation value, $0.001 par value, 2,800 shares issued and outstanding)	$70,000,000	2.93	%-5.15%
Auction market preferred shares, Series M28, ($25,000 liquidation value, $0.001 par value, 2,400 shares issued and outstanding)	$60,000,000	3.34	%-4.50%
	$434,000,000

The Articles Supplementary (the "Articles") creating each series of Auction Market Preferred Shares ("AMPS") provide for dividends to be paid at either the rate set in the current auction, or at the maximum rate as defined in the Articles if sufficient clearing bids for the AMPS are not received in the current auction. Beginning on February 13, 2008, sufficient clearing bids were not received for a number of auctions for certain AMPS series of the fund, and therefore, the maximum rates were declared on the respective AMPS series. Based upon the current ratings of the AMPS, the maximum rate for shares of a series will be 150% of the applicable commercial paper rate.

An existing owner of AMPS may sell, transfer or dispose of AMPS only in an auction, pursuant to a bid or sell order in accordance with the auction procedures, or outside an auction, to or through a broker-dealer. Existing holders will be able to sell all of the AMPS that are the subject of their submitted sell orders only if there are bidders willing to purchase those AMPS in the auction. An auction fails when there is an insufficient number of bidders. A failed auction is not a default. Dividends continue to be paid on the AMPS at the maximum rate rather than an

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

auction rate. Broker-dealers, which have been appointed by the fund to serve as dealers for the auctions, may submit a bid in an auction to avoid an auction failure, but are not obligated to do so.

The AMPS continue to be rated Aaa by Moody's Investor Services and AAA by Standard & Poor's. In addition, the fund continues to meet certain specified asset coverage tests required by the rating agencies as well as the 200% asset coverage test with respect to AMPS set forth in the Investment Company Act of 1940, as amended.

Note 6. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 7. New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect the fund's financial position, financial performance, and cash flows. Management is currently evaluating the impact the adoption of this pronouncement will have on the fund's financial statements. FAS 161 is effective for fiscal years beginning after November 15, 2008.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

PROXY RESULTS (Unaudited)

During the six months ended June 30, 2008, Cohen & Steers Quality Income Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 17, 2008. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors
Bonne Cohen	35,764,741	872,793
Richard E. Kroon	35,764,741	872,793

Preferred Shares

	Shares Voted For	Authority Withheld
To elect Directors
Bonnie Cohen	13,213	886
Richard E. Kroon	13,196	902
Willard H. Smith	13,199	899

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2008) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (02/28/02)	One Year	Five Years	Since Inception (02/28/02)
–25.92%	11.40%	11.74%	–11.25%	13.11%	12.88%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares.

REINVESTMENT PLAN

On March 18, 2008, the Board of Directors of the fund approved changes to the fund's dividend reinvestment plan (the "Plan"). The revised Plan is set forth below.

The fund has a dividend reinvestment plan commonly referred to as an "opt-out" plan. Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains ("Dividends") automatically reinvested in additional common shares by The Bank of New York Mellon as agent (the "Plan Agent"). Shareholders who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.

The Plan Agent will receive cash from the fund with which to buy common shares in the open market if, on the Dividend payment date, the net asset value ("NAV") per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

the Dividend payment date (as the case may be, the "Purchase Period"), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.

Participants in the Plan may withdraw from the plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of Dividends will be paid by the fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com and should not be relied upon

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

or used for tax planning or tax reporting purposes. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

On June 12, 2008, the Board of Directors of the fund approved the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the fund's total assets through the current fiscal year ending December 31, 2008. During the period of this report, the fund did not effect any repurchases. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

On June 18, 2008, the Board of Directors of the fund approved changes to the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities permitting the fund to post an uncertified list of portfolio holdings on the Web site at http://www.cohenandsteers.com, no earlier than 15 days after the end of each calendar quarter. The holdings information remains available until the fund files a report on Form N-Q or Form NCSR for the period that includes the date as of which the information is current. In addition to information on portfolio holdings, other fund statistical information may be found on the Cohen & Steers Funds' Web site or by calling 800-330-7348.

On March 18, 2008, the Board of Directors of the fund approved the expansion of the options strategy to permit the fund to write options on custom baskets of securities and customized indexes and to remove any requirement that a fund must hold an exchange-traded fund ("ETF") as a portfolio security in order to write an option on an ETF.

The fund may write covered call options on securities (including securities of ETFs), stock indices or custom baskets of securities that are traded on U.S. or foreign exchanges or over-the-counter (OTC). An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) from the writer of the option at a designated price during the term of the option. An option on a securities index or basket of securities gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index or basket of securities and the exercise price of the option.

The fund may write a call option on a security (other than securities of ETFs) only if the option is "covered." A call option on a security written by the fund is covered if the fund owns the underlying security covered by the call. The fund will cover call options on ETFs, stock indices or custom baskets by owning securities whose price changes, in the opinion of the Advisor, are expected to be similar to those of the ETF, index or basket, or in such other manner as may be in accordance with the rules of any exchange on which the option is traded and other applicable laws and regulations. Nevertheless, where the fund covers a call option on an ETF, stock index or custom

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

basket through ownership of securities, such securities may not match the composition of the ETF, index or basket. In that event, the fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the ETF, index or basket.

The value of the underlying securities, ETFs, indices and baskets on which options may be written at any one time will not exceed 25% of the total managed assets of the fund.

The fund will receive a premium for writing a call option, which will increase the fund's realized gains in the event the option expires unexercised or is closed out at a profit. If the value of a security, ETF, index or basket on which the fund has written a call option falls or remains the same, the fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. A rise in the value of the underlying security, ETF, index or basket, however, exposes the fund to possible loss or loss of opportunity to realize appreciation in the value of the underlying security, ETF, index or basket.

There can be no assurance that a liquid market will exist when the fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. In addition, when the fund enters into OTC options (including options on custom baskets of securities), these options are not traded on or govern by the rules of any exchange, and the fund's ability to close out an OTC option is subject to the terms of the option contract and the creditworthiness of the option counterparty. Although the fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the fund may experience losses in some cases as a result of such inability.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The board of directors of the fund, including a majority of the directors who are not parties to the fund's Management Agreement, or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the fund's Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the board called for the purpose of voting on the approval or continuation. At a meeting held in person on March 11-12, 2008, the Management Agreement was discussed and was unanimously continued for a one-year term by the fund's board, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreement, the board reviewed materials provided by the fund's investment manager (the "Investment Manager") and fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") prepared by an independent data provider, supplemental performance and summary information prepared by the Investment Manager, and memoranda outlining the legal duties of the board. The board also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the board considered

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

information provided from time to time by the Investment Manager throughout the year at meetings of the board, including presentations by portfolio managers relating to the investment performance of the fund and the investment strategies used in pursuing the fund's objective. In particular, the board considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The board reviewed the services that the Investment Manager provides to the fund, including, but not limited to, making the day-to-day investment decisions for the fund, and generally managing the fund's investments in accordance with the stated policies of the fund. The board also discussed with officers and portfolio managers of the fund the amount of time the Investment Manager dedicates to the fund and the types of transactions that were being done on behalf of the fund. Additionally, the board took into account the services provided by the Investment Manager to its other funds, including those that invest substantially in real estate securities and have investment objectives and strategies similar to the fund.

The board next considered the education, background and experience of the Investment Manager's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the fund, has had, and would likely continue to have, a favorable impact on the success of the fund. The board further noted the Investment Manager's ability to attract quality and experienced personnel. The board then considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the board concluded that the nature, quality and extent of services provided by the Investment Manager are adequate and appropriate.

(ii) Investment performance of the fund and the Investment Manager: The board considered the investment performance of the fund compared to Peer Funds and compared to relevant benchmarks. The board noted that the fund performed at the median of the Peer Funds for the one year period, outperformed the median of the Peer Funds for the three year-period and underperformed the benchmarks during the one and three-year periods. The Board also noted that the fund outperformed the median of the Peer Funds and the blended benchmark, but underperformed the FTSE NAREIT Equity REIT Index benchmark during the five-year period. The board also considered the Investment Manager's performance in managing other real estate funds. The board then determined that fund performance, in light of all considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the fund: Next, the board considered the advisory fees and administrative fees payable by the fund, as well as total expense ratios. As part of their analysis, the board gave substantial consideration to the fee and expense analyses provided by the independent data provider. Under the Management Agreement, the fund pays the Investment Manager a monthly advisory fee computed at the annual rate of 0.85% of the fund's managed assets, which at current asset levels, was slightly above the peer group median. However, the directors noted the limitations in the independent data provider's fee and expense analyses (which were presented on the basis of net assets) given the unique nature of leveraged closed-end funds and given that the fund has more incremental leverage than its peer group funds. Thus, the directors also considered that the stated management fee (which

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

includes both advisory and affiliated administrative fees and takes into account the Investment Manager's fee waiver) was below the median for the Peer Funds.

The directors also noted that the fund's total expense ratio was slightly above the Peer Funds' median after the Investment Manager's fee waiver and slightly below the median of the Peer Funds without giving effect to the waiver. The board further noted that the administrative fees payable by the fund were below the Peer Fund median. In light of the considerations above, the board concluded that the fund's expense structure was competitive in the peer group.

The board also reviewed information regarding the profitability to the Investment Manager of its relationship with the fund. The board considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The board noted that the Investment Manager was currently waiving fees and/or reimbursing expenses for the fund. The board took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the fund's brokerage transactions. The board also considered the fees received by the Investment Manager under the Administration Agreement, but noted the significant services received, such as operational services and furnishing office space and facilities for the fund, and providing persons satisfactory to the board to serve as officers of the fund, and that these services were beneficial to the fund. The board concluded that the profits realized by the Investment Manager from its administrative relationship with the fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the fund grows and whether fee levels would reflect such economies of scale: The directors considered that, as a closed-end fund, the fund would not be expected to have inflows of capital that might produce increasing economies of scale. The directors determined that, given the fund's closed-end structure, shareholders appropriately benefited from economies of scale.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the directors compared both the services rendered and the fees paid under the Management Agreement to those under other investment advisory contracts of other investment advisers managing Peer Funds. The board also compared both the services rendered and the fees paid under the Management Agreement to the Investment Manager's other fund advisory agreements as well as the profitability under the Management Agreement to the Investment Manager's other advisory contracts with institutional and other clients with similar investment mandates. The directors determined that on a comparative basis the fees under the Investment Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the board. Rather, after weighing all of the considerations and conclusions discussed above, the board, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
EUROPEAN REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in Europe

  •  Symbols: EURAX, EURCX, EURIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

William F. Scapell
Vice president

Thomas N. Bohjalian
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent—Common Shares

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Transfer Agent—Preferred Shares

The Bank of New York Mellon
101 Barclay Street
New York, NY 10007

Legal Counsel

Stroock & Stroock & Lavan, LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: RQI

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

QUALITY INCOME REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2008

RQISAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: August 27, 2008